UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2005

                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    001-31756                  13-1947195
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

   One Church Street, Suite 302, Rockville, MD                     20850
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Background

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on September 7, 2004, on August 31, 2004, Argan, Inc. (the "Company") entered into an Agreement and Plan of Merger, as amended (the "Merger Agreement") with AGAX/VLI Acquisition Corporation, Vitarich Laboratories, Inc. ("Vitarich") and Kevin J. Thomas ("Thomas"), whereby, among other things, the Company issued to Thomas "Initial Stock Consideration" and "Additional Stock Consideration" (as such terms are defined in the Merger Agreement, and are collectively referred to herein as the "Stock Consideration"), which Stock Consideration was subject to adjustment in the event the Company raised or failed to raise additional capital (the "Condition") by a certain time period (the "Adjustment Period"). On January 28, 2005, the Company, Vitarich and Thomas entered into a letter agreement (the "Letter Agreement") to extend the Adjustment Period of the Condition to July 31, 2005.

Current Transaction

As of July 31, 2005, the Condition had not occurred. In accordance with the formula provided in the Letter Agreement to calculate the adjustment to the Stock Consideration, on August 19, 2005, the Company instructed the transfer agent to issue to Thomas 535,052 shares of Common Stock of the Company pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

   Exhibit No.        Description
   -----------        -----------

      2.1 Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI Acquisition Corporation. (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2004)

      10.1 Letter Agreement dated January 28, 2005 by and among Argan, Inc., Vitarich Laboratories, Inc. and Kevin J. Thomas. (Filed herewith)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2005                  ARGAN, INC.

                                       By: /s/ Rainer Bosselmann
                                           -------------------------------------
                                           Rainer Bosselmann
                                           Chairman of the Board and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.        Description
   -----------        -----------

      2.1 Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI Acquisition Corporation. (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2004)

      10.1 Letter Agreement dated January 28, 2005 by and among Argan, Inc., Vitarich Laboratories, Inc. and Kevin J. Thomas. (Filed herewith)